Fourth Quarter 2023 Earnings Presentation February 27, 2024 On solid footing for sustained top-tier growth 1 EX-99.2

This presentation may include forward- looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, strategy and plans, industry environment, potential growth opportunities, and our expectations for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors in our filings made with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2023, and our subsequent SEC filings. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation, you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Forward-Looking Statements 2

Non-GAAP Financial Measures 3 To supplement the financial results presented in accordance with GAAP, this presentation presents Adjusted EBITDA, which the Company defines as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs and debt extinguishment loss. As of March 31, 2023, in its calculation of Adjusted EBITDA, the Company began subtracting interest income from net loss as interest income is significant for the full-year 2023. Prior period results for Adjusted EBITDA have been updated to be consistent with the updated presentation as described above. Non-GAAP financial measures such as Adjusted EBITDA are presented in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management uses these non-GAAP financial measures to evaluate the Company’s operating performance and trends, as well as for making planning decisions. The Company believes that Adjusted EBITDA helps to identify underlying trends in the Company’s business that may otherwise be masked by the effect of the income and expenses and other items that it excludes in its calculation of Adjusted EBITDA. Accordingly, the Company believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by the Company’s management in their financial and operational decision-making. The Company also presents these non-GAAP financial measures because it believes investors, analysts and rating agencies consider them to be a useful metrics in measuring the Company’s performance against other companies and its ability to meet its debt service obligations. There are limitations related to the use of non-GAAP financial measures such as Adjusted EBITDA because they are not prepared in accordance with GAAP, may exclude significant income and expenses required by GAAP to be recognized in the Company’s financial statements, and may not be comparable to non-GAAP financial measures used by other companies. The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are included at the end of this presentation.

Treace Medical Concepts, Inc. Pure-play medical device company focused on the surgical treatment of bunions and related deformities 57 US PATENTS1 80 US PENDING PATENTS Growing FY 2023 revenue of $187.1 million (+32% YOY growth) 5-year revenue growth CAGR of +60% Just getting started 10 new product launches in 2H 2023 and 2024 Clear line-of-sight to near-term profitability – driving towards Adj. EBITDA breakeven for FY 2024 and cash flow positive in 2025 Strong cash & liquidity position – no current need for equity financing 4 Fastest-growing company in foot and ankle, one of the fastest-growing segments in Orthopaedics² Hyper-focused Patent count as of 2/27/2024 TMCI estimate based on other publicly-traded peers participating in the foot and ankle market

4Q and Full-Year 2023 Results Summary 5 $ in millions, except % 4Q’23 Y-Y Change FY 2023 Y-Y Change Revenue $62.2 +25% $187.1 +32% Gross Margin 81.6% -30 bps 81.2% -80 bps Net Loss $(6.3) -42% $(49.5) -16% Non-GAAP Adjusted EBITDA¹ $2.6 +663% $(24.4) +2% Added 164 surgeons in 4Q’23 and ended 2023 with 2,855 active surgeons, +20% compared to prior year and ~29% of the estimated 10K U.S. surgeons performing bunion surgery Sold 9,665 Lapiplasty® procedure kits in 4Q’23, (+15% compared to 4Q’22) and 29,675 Lapiplasty® procedure kits in 2023 (+20% over 2022) Record blended average selling price of $6,437 in 4Q’23 (+9% over 4Q’22) and $6,306 in 2023 (+10% over 2022) Surgeon utilization increased to 10.4 kits in 4Q’23 and 2023, up from 10.3 kits in 4Q’22 and 2022 Direct Sales Reps totaled 227 reps at YE 2023 vs. 168 reps at YE 2022 (+35%) ~82% and 81% of revenue mix came from direct channel in 4Q’23 and 2023, respectively The Company defines Non-GAAP Adjusted EBITDA as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs and debt extinguishment loss.

4Q 2023 Key Messages

TREACE Medical Concepts, Inc.

- Revenue YoY growth of **+25% in 4Q’23** and **+32% in 2023** above high-end of previous guidance range
- Positive Adj. EBITDA of **$2.6 million in 4Q’23; Adj. EBITDA margin improved 460 bps** in 2023 vs. 2022
- Results demonstrate **underlying strength and effectiveness of strategic investments** into direct sales channel, targeted R&D initiatives and direct-to-consumer programs
- Initiated **commercialization** of several new technologies, including the **SpeedPlate™ fixation platform**, Hammertoe Fixation System, and LapiTome™ and RazorTome™ sterile instruments
- Presented **three-year interim data from ALIGN3D™ study** at ACFAS Annual Scientific Conference demonstrating sustained, positive results post-Lapiplasty® 3D correction
- Driving towards **Adj. EBITDA breakeven for full-year 2024** and positive cash flow in 2025
- Confident we have the **right strategies** in place **to continue to deliver industry-leading foot and ankle growth** and **profitably scale our business** in 2024 and beyond


Miranda
Lapiplasty® patient

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Strong presence at ACFAS Annual Scientific Conference 7 View Press Release View Clinical Presentations

Taking Bold Steps to Capture the Market (1) 4-year CAGR reflects Q4 2019 to Q4 2023 (2) Active Surgeons perform at least one Lapiplasty® procedure in trailing 12 months 30% 4-year CAGR in Active Surgeons¹ Early in utilization curve: nearly 40% of surgeons added in last two years 30% Approaching using Lapiplasty® procedure bunion surgeons Increased experience leads to increased utilization 2,855 ~29% 2023 Surgeon Base Penetration Active Surgeon Users² 1,783 2021 997 2019 ~18% ~10%

Increased Experience Leads to Increased Utilization 9 Years Using the Lapiplasty® System # of Cases per Surgeon Last Twelve Months Average Surgeon Usage1 Data as of December 31, 2023. Active Surgeons perform at least one Lapiplasty® procedure in trailing 12 months. The usage in this chart represents the average surgeon utilization rate for the last 12 months. More than 12 months must have elapsed from the date of the surgeon's first use for the surgeon to be included in the year 1 column. Usage shown excludes our Surgeon Advisory Board members.

Blended ASP Market-capturing momentum A Step Ahead Revenue growth driven by increasing surgeon utilization, new surgeon users and higher blended average sales prices (BASP) BASP expansion driven by next-gen Lapiplasty® technologies and complementary product usage $17.7 2018 $39.4 2019 $57.4 2020 $141.8 2022 $94.4 2021 $187.1 2023 Revenue ($Millions) Increasing blended ASP for each procedure kit sold Growth % over prior year 2021 $5,398 5% 2022 $5,753 7% 2023 $6,306 10% 10 Tom Lapiplasty® patient

“The biggest thing from Treace since Lapiplasty®” “Total game changer” Fixation Platform, a giant step forward SpeedPlate™ - a new standard for foot and ankle fixation for Lapiplasty®, Adductoplasty® and BEYOND. We expect it to fuel continued revenue growth and new surgeon additions. SURGEONS SAY: 11 SpeedPlate™ Implants shown in Lapiplasty® and Adductoplasty® procedure

TREACE Medical Concepts, Inc.

"I'd like the slowest recovery possible"

...and other things no patient ever says

Through continued refinement and innovation, the Lapiplasty® procedure can now be performed through a micro 2cm incision



Lapiplasty® Procedure
~7cm Incision; 2015



Mini-Incision™ System
~3.5cm Incision; 2021



Uses SpeedPlate™ fixation with premium ASP

Micro-Lapiplasty™ System
~2cm Incision; Q1 2024

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Building on our strengths 13 Powerful Future Pipeline REDPOINT™ PSI TECHNOLOGY Pre-operative planning and patient-specific cut guides Strengthens market leadership position and competitive differentiation First to U.S. market with FDA-cleared PSI solution for bunion and midfoot deformity correction NEW TECHNOLOGY PLATFORM Pre-Op Planning & 3D Printed Cut Guide Patient-Specific Cutting Guide Coming in 2H 2024 Expected to: Drive further penetration into bunion market Attract new physicians Fuel higher utilization rates Final Correction

Coming in 2H 2024 Mini-Adductoplasty™ System 14 MTA: Metatarsus adductus (1) American College of Foot and Ankle Surgeons Website (2) Nix S, et al. J Foot Ankle Res 2010; Sep 27:3:21 (3) Aiyer AA, et al. FAI 2016; 37:165-171 (4) Aiyer AA, et al. FAI 2014; 35:1292-1297 Designed to be performed through ~50% smaller incision Leverages SpeedPlate™ technology for fixation DESIGNED TO FURTHER REDUCE INCISION SIZE AND TISSUE DISSECTION ~

Meaningful leverage opportunities to drive profitability Continued focus on operating expense leverage & management Scalability of business Technology-enabled efficiencies Adj. EBITDA margin improved +460 bps in 2023 vs. 2022 The Company defines Non-GAAP Adjusted EBITDA as net loss before depreciation and amortization expense, interest income, interest expense, taxes, share-based compensation expense, acquisition-related costs and debt extinguishment loss. Driving towards Adjusted EBITDA breakeven in 2024 and cash flow positive in 2025 15 Total available access to liquidity, including debt facility, is ~$190 million Solidly on Pathway Towards Sustainable Profitability¹ Jen Lapiplasty® patient

Full-Year 2024 Guidance 16 Guidance range communicated on 2/27/2024. The fact that we include these projections in this presentation should not be taken to mean that these amounts continue to be our projections as of any subsequent date. See slide 2 entitled “Forward-Looking Statements” for more information. Guidance (as of February 27, 2024) Full-Year 20241 Revenue $220 million to $225 million Guidance range represents 18% to 20% growth vs. prior year Adjusted EBITDA Company expects to make significant progress towards Adjusted EBITDA breakeven for full-year 2024 Anticipates Adjusted EBITDA to improve ~50% compared to full-year 2023

Solid footing, setting the pace Differentiated technology and innovative procedures backed by compelling clinical evidence Positioned to deliver sustainable, strong ~20%+ revenue growth in 2024 and beyond Driving towards Adj. EBITDA breakeven for full-year 2024 and free cash flow positive in 2025 Fastest-growing company in foot and ankle one of the fastest-growing segments in Orthopaedics¹ Multiple growth drivers: + new surgeons + surgeon utilization + new products + sales rep productivity + BASP increases TMCI estimate based on other publicly-traded peers participating in the foot and ankle market

FOR ADDITIONAL INFORMATION, PLEASE CONTACT: www.treace.com NASDAQ: TMCI Julie Dewey, IRC jddewey@treace.com 209-613-6945 18 Chief Communications & Investor Relations Officer

GAAP to Non-GAAP Reconciliations 19